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May 1, 2006

The Integrity Funds
CLASS A AND C SHARES

INTEGRITY VALUE FUND
INTEGRITY SMALL CAP GROWTH FUND
INTEGRITY HEALTH SCIENCES FUND
INTEGRITY TECHNOLOGY FUND
INTEGRITY GROWTH & INCOME FUND
INTEGRITY ALL SEASON FUND
INTEGRITY HIGH INCOME FUND

Only the Integrity All Season Fund and Integrity High Income Fund currently offer Class C Shares

Prospectus

This prospectus is intended to provide important information to help you evaluate whether the Integrity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEGRITY VALUE FUND

Fund Summary

Investment Objective

The Integrity Value Fund (the “Value Fund”) seeks above average total return through a combination of capital appreciation and dividend income. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will be invested in equity securities that have characteristics of “value” stocks. Some of those characteristics may include: low price to normalized earnings ratio, above-average dividend yield, low price relative to net asset value and low valuation relative to the security’s historic average.

Under normal market conditions, the Fund will invest in a diversified portfolio of common and preferred stocks, convertible securities and warrants of U.S. companies with mid- to large-sized market capitalizations. Mid cap companies have a market capitalization between $1 billion and $15 billion. Investing in companies such as these may involve more risk than is associated with investing in larger, more established companies. In selecting stocks for the Fund, the Investment Adviser considers companies:

•	Temporarily out of favor in the market as a result of a decline in the overall market or other short-term adverse market conditions; and
•	Whose stock prices are temporarily depressed because of one-time earnings shortfalls.

The Investment Adviser utilizes top-down and bottom-up approaches in order to determine which market sectors offer the best investment opportunities for the Fund and the extent to which the Fund’s assets should be allocated thereto. This approach involves an analysis of general economic factors such as interest rates, the rate of inflation, company specific factors (including valuation) and the competitive environment within market sectors.

The Fund may:

•	Invest in American Depositary Receipts (“ADRs”) for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market.
•

Buy and sell (write) put and call options on stocks, shares of exchange traded funds (“ETFs”) and stock indexes and invest in futures contracts for the purchase or sale of stock indexes and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	Enter into repurchase agreements that typically are approximately 30 days in length.

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective.

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Style Risk

The Fund is managed according to a value investing style, and therefore is subject to the risks associated with this style. One risk is that a value investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. For example, value oriented funds typically will underperform growth oriented funds when a growth investing style is in favor. In addition, in making an investment in a particular security believed by the portfolio manager to be undervalued, the Fund is subject to the risk that (1) the issuer’s potential business prospects are not realized, (2) the issuer’s potential value is never recognized by the market, and (3) due to problems associated with the issuer or industry that were unforeseen by the portfolio manager, the securities were appropriately priced or over-priced when acquired by the Fund.

Volatility Risk

The Fund may exhibit more share price volatility than its benchmark indexes, the Dow Jones Composite Average Index and the Lipper Large Cap Value Funds Index. The volatility is partly a function of the size of the Fund and the fact the portfolio of the Fund is less diversified than the benchmark indexes. Additionally, the Investment Adviser may select companies whose anticipated earnings growth rate is greater than the current price-to-earnings ratio of the benchmark indexes. In the event of an earnings shortfall, these companies' share price performances and dividends tend to react with substantial downward risk exposure.

Risk of Mid-Sized Companies

Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved generally are still maturing and may be more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies often have limited product lines, markets, financial resources and less experienced management. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Fund to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Fund's ability to obtain market quotations based on actual trades in order to value the Fund's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend. Although income is not a primary goal of the Fund, dividends can cushion returns in a falling market.

Interest Rate Risk

Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Additional information regarding the investment policies and restrictions of the Fund is available in the Funds’ SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Funds’ Internet site at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active value approach to investing;
•	Seek a fund that may compliment a more growth-oriented portion of your portfolio; or
•

Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for either growth or value companies, in exchange for the possibility of earning higher long-term returns.

You may wish to not invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek a more growth-oriented approach to investing in equities;
•	Seek safety of principal; or
•	Seek regular income.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. Class C shares are not shown because the Fund did not offer Class C shares during the periods shown. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. Although Class A and Class C shares would have substantially similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A and C performance may be different because the classes have different Rule 12b-1 fees and different types of sales charges. How the Fund has performed in the past is not an indication of its future performance.

The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

The results prior to September 19, 2003, the date the Investment Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may produce different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year
[Bar chart]
1999:	4.78%
2000:	(2.21)%
2001:	(10.47)%
2002:	(16.23)%
2003:	22.49%
2004:	7.30%
2005	6.70%

For the periods shown, the highest and lowest quarterly returns were 15.40% and (20.96)% for the quarters ending June 30, 2003, and September 30, 2002, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2005
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	0.58%	(0.17)%	0.19%
Return After Taxes on Distributions	0.58%	(0.17)%	0.09%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	(0.15)%	0.13%
Dow Jones Composite Index[2]	9.49%	4.12%	5.55%
Lipper Large Cap Value Funds Index[3]	6.26%	2.27%	4.03%
[1]The inception date for the Fund is May 26, 1998.

[2]The Dow Jones Composite Index is an unmanaged index and is generally representative of the price-weighted average performance of 65 stocks that make up the Dow Jones Industrial Average, the Dow Jones Transportation Average and the Dow Jones Utility Average. Index return is shown from May 29, 1998.

[3]The Lipper Large Cap Value Fund Index consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Generally, large cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will typically have a below-average price-to-earnings ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universal average. Index return is shown from May 29, 1998.

INTEGRITY SMALL CAP GROWTH FUND
Fund Summary

Investment Objective

The Integrity Small Cap Growth Fund (the “Small Cap Growth Fund”) seeks to provide long–term capital appreciation. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of small domestic and foreign issuers. The Fund considers “small” issuers to be those with market capitalization values between $100 million and $15 billion at the time of investment or companies that are in the Russell 2000 Index (without regard to their market capitalization). The Fund may continue to invest in and retain in its portfolio the stocks of companies whose market capitalization values exceed $15 billion after initial acquisition.

The Fund may invest in companies that have recently commenced operations and do not have significant revenues (development stage companies). The Investment Adviser will select investments it believes to have potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management or general industry conditions. Current income will not be a factor in selecting investments for the Fund. The Fund will invest primarily in stock of U.S. issuers but it may also invest in stock of foreign issuers.

The Fund may:

•

Invest in U.S. and foreign government and corporate obligations and money market instruments. Under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective. The Fund has not established minimum quality standards for its investments in debt securities.

•

Buy and sell (write) put and call options on stocks, shares of exchange traded funds (“ETFs”) and stock indexes and invest in futures contracts for the purchase or sale of stock indexes and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	Enter into repurchase agreements that typically are approximately 30 days in length.

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. More specifically, the Fund may be affected by, among others, the following types of risks:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Style Risk

The Fund is managed according to a growth investing style, and therefore is subject to the risks associated with this style. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. For example, growth oriented funds typically will underperform value oriented funds when a value investing style is in favor. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer’s growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in less limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about the company may be inaccurate or unavailable and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Interest Rate Risk

Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Additional information regarding the investment policies and restrictions of the Fund is available in the Funds’ SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Funds’ Internet site at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing in small cap growth companies;
•	Seek a fund that may compliment a large cap portion of your portfolio; or
•

Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for either small cap or large cap companies, in exchange for the possibility of earning higher long-term returns.

You may wish to not invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek exposure to large cap companies or a more value-oriented approach to investing in equities;
•	Seek safety of principal; or
•	Seek regular income.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. Class C shares are not shown because the Fund did not offer Class C shares during the periods shown. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. Although Class A and Class C shares would have substantially similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A and C performance may be different because the classes have different Rule 12b-1 fees and different types of sales charges. How the Fund has performed in the past is not an indication of its future performance.

The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

The results prior to September 19, 2003, the date the Investment Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may produce different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar chart]

2000:	(3.16)%
2001:	(12.33)%
2002:	(24.52)%
2003:	30.34%
2004:	12.05%
2005	11.65%

For the periods shown, the highest and lowest quarterly returns were 16.55% and (19.88)% for the quarters ending June 30, 2003, and September 30, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2005
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	5.26%	0.33%	8.75%
Return After Taxes on Distributions	2.08%	(0.55)%	7.64%
Return After Taxes on Distributions and Sale of Fund Shares	7.71%	0.19%	7.46%
Russell 2000® Index[2]	4.55%	8.22%	9.33%
Lipper Small-Cap Growth Funds Index[3]	5.34%	1.25%	7.35%
[1]The inception date for the Fund is April 5, 1999.

[2]The Russell 2000® Index is an unmanaged index of common stock prices of 2,000 mid- and smaller capitalization companies. It measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. Index return is shown from April 5, 1999.

[3]The Lipper Small-Cap Growth Funds Index consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small cap growth funds typically invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. The index return is shown from April 5, 1999.

INTEGRITY HEALTH SCIENCES FUND

Fund Summary

Investment Objective

The Integrity Health Sciences Fund (the “Health Sciences Fund”) seeks to provide long-term growth of capital. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity and debt securities of U.S. and foreign health sciences companies. Health sciences companies are enterprises that commit at least 50% of their assets to, or derive at least 50% of their revenues or operating profits from, research, development, production or distribution of products or services related to health care, medicine or the life sciences (a “health sciences business”). The Investment Adviser may deem health sciences companies to include those that have the potential for capital appreciation as a result of particular products, technology, patents or other market advantages in a health sciences business offered to the public as being primarily engaged in a health sciences business. A substantial percentage of such company’s expenses will be related to a health sciences business and exceed revenues from non-health sciences businesses. The Fund targets securities that have certain characteristics of "growth" stocks including high earnings growth rates, favorable forecast earnings and price momentum characteristics, typically selling at reasonable price-earnings ratios.

Since the Fund concentrates its investments in health sciences-related industries, it may be particularly subject to investment risks associated with those industries and the companies in those industries, which are described in detail below. The Fund may invest in foreign securities. The Fund may invest in companies of any size, including development stage companies (companies that have recently commenced operations and do not have significant revenues) and companies deemed by the Fund to be small capitalization companies (market capitalization of $1.5 billion or less).

The Fund's investments will be principally in equity securities of health sciences companies. Equity securities include common and preferred stocks, rights and warrants, and securities exchangeable for or convertible into common stocks.

The Fund may:

•	Invest in foreign securities;
•	Invest in U.S. government obligations, money market instruments and repurchase agreements for investment purposes;
•

Buy and sell (write) put and call options on stocks, shares of exchange traded funds (“ETFs”) and stock indexes and invest in futures contracts for the purchase or sale of stock indexes and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used in an attempt to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation;

•

Invest in companies of any size, including development stage companies (companies that have recently commenced operations and do not have significant revenues) and small capitalization companies (companies that have market capitalization of $1.5 billion or less;

•	Invest up to 20% of its assets in debt securities, including debt securities rated below investment grade ("junk bonds"); and
•	Enter into repurchase agreements that typically are approximately 30 days in length.

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. More specifically, the Fund may be affected by, among others, the following types of risks:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Risks of Health Sciences Companies

Because the Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies. The Fund’s performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance. The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in less limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may include investments in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”). Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Risks of Debt Securities

The value of the Fund’s investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline. Moreover, the value of the Fund’s debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Risks of Lower Rated Securities

The Fund has not established minimum quality standards for its investments in debt securities and it may invest in high-yield securities, also known as “junk” bonds. Securities rated BBB or Baa by S&P or Moody’s may have speculative characteristics, and securities rated BB or Ba and unrated securities are subject to higher risk of non-payment of principal or interest, or both, than higher rated securities.

Interest Rate Risk

Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Additional information regarding the investment policies and restrictions of the Fund is available in the Funds’ SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Funds’ Internet site at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing in small cap growth companies;
•	Seek a fund that may compliment other portions of your portfolio;
•	Seek a fund that primarily invests in the health sciences stock sector; or
•

Are willing to accept short-term fluctuations in the value of your portfolio, as the broader market changes its preference for market sectors, in exchange for the possibility of earning higher long-term returns.

You may wish to not invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek exposure to a more value-oriented approach to investing in equities;
•	Seek a diversified approach to investing in the stock market that does not focus on one sector of the market;
•	Seek safety of principal; or
•	Seek regular income.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. Class C shares are not shown because the Fund did not offer Class C shares during the periods shown. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. Although Class A and Class C shares would have substantially similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A and C performance may be different because the classes have different Rule 12b-1 fees and different types of sales charges. How the portfolio has performed in the past is not an indication of its future performance.

The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

The results prior to September 19, 2003, the date the Investment Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may produce different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar chart]

2001:	(8.78)%
2002:	(32.73)%
2003:	30.78%
2004:	1.95%
2005	14.57%

For the periods shown, the highest and lowest quarterly returns were 19.86% and (25.17)% for the quarters ending June 30, 2001, and March 31, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2005
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	8.02%	(2.45)%	0.58%
Return After Taxes on Distributions	8.02%	(2.50)%	0.51%
Return After Taxes on Distributions and Sale of Fund Shares	5.22%	(2.08)%	0.47%
S&P 500 ® Index[2]	4.91%	0.54%	(1.53)%
Lipper Health/Biotech Funds Index[3]	11.48%	1.44%	3.78%
[1]The inception date for the Fund is June 19, 2000.

[2]The S&P 500® Index is a market value weighted index consisting of the common stocks of 500 major corporations selected by Standard & Poor’s® for their market size, liquidity and industry group representation. Index return is shown from June 19, 2000.

[3]The Lipper Health/Biotech Funds Index consists of funds that invest 65% of their equity portfolio in shares of companies engaged in health care, medicine, and biotechnology. The index return is shown from June 19, 2000.

INTEGRITY TECHNOLOGY FUND

Fund Summary

Investment Objective

The Integrity Technology Fund (the “Technology Fund”) seeks to provide long-term growth of capital. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks of companies that the Investment Adviser believes have either developed or will develop products, processes or services that will provide or benefit significantly from technological innovations, advances and improvements. These may include:

•	Innovations in the health care industry;
•	Inexpensive computing power, such as personal computers;
•	Improved methods of communications, such as satellite transmission; and
•	Technology-related services, such as Internet-related marketing services.

The prime emphasis of the Fund is to identify companies that the Investment Adviser believes are positioned to benefit from technological advances in areas such as health care, semiconductors, computers, software, communications and online services.

As a result of the concentration of the Fund in technology related industries, it may be particularly subject to investment risks associated with those industries and the companies in those industries. These risks are discussed in more detail under the heading “Principal Risk Factors”.

The Investment Adviser will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet. The Fund may invest in companies of any size, including development stage companies (companies that have recently commenced operations and do not have significant revenues) and other small capitalization companies (market capitalization of $1.5 billion or less).

The Fund may:

•	Invest up to 25% of its total assets in American Depositary Receipts (“ADRs”) for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market.
•	Invest in U.S. government obligations and money market instruments.
•

Buy and sell (write) put and call options on stocks, shares of exchange traded funds (“ETFs”) and stock indexes and invest in futures contracts for the purchase or sale of stock indexes and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	Enter into repurchase agreements that typically are approximately 30 days in length.

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. More specifically, the Fund may be affected by, among others, the following types of risks:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at time dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Risks of Technology-Related Companies

Because the Fund invests primarily in stocks of technology related companies, it is particularly susceptible to risks associated with these companies. The Fund’s performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance. The products and services of technology related companies may become rapidly obsolete due to technological advances, competing technologies or price competition. In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in less limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about the company may be inaccurate or unavailable and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”). Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Portfolio Turnover

High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders.

Interest Rate Risk

Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Additional information regarding the investment policies and restrictions of the Fund is available in the Funds’ SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Funds’ Internet site at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing in technology companies;
•	Seek a fund that may compliment a more diversified portion of your portfolio; or
•	Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for market sectors, in exchange for the possibility of earning-higher long-term returns.
•	Have a long-term investment horizon;

You may wish to not invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek a diversified approach to investing in the stock market that does not focus on one sector of the stock market;
•	Seek exposure to a more value-oriented approach to investing in equities;
•	Seek safety of principal; or
•	Seek regular income.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. Class C shares are not shown because the Fund did not offer Class C shares during the periods shown. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. Although Class A and Class C shares would have substantially similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A and C performance may be different because the classes have different Rule 12b-1 fees and different types of sales charges. How the portfolio has performed in the past is not an indication of its future performance.

The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

The results prior to September 19, 2003, the date the Investment Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may produce different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar chart]

2001:	(55.54)%
2002:	(42.94)%
2003:	46.51%
2004:	14.31%
2005	7.39%

For the periods shown, the highest and lowest quarterly returns were 39.81% and (48.35)% for the quarters ending December 31, 2001, and March 31, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2005
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	1.12%	(15.55)%	(26.22)%
Return After Taxes on Distributions	1.12%	(15.55)%	(26.22)%
Return After Taxes on Distributions and Sale of Fund Shares	0.73%	(12.42)%	(18.92)%
Nasdaq 100®[2]	1.49%	(6.81)%	(14.96)%
Lipper Sciences & Technology Funds Index[3]	5.37%	(8.67)%	(16.51)%
[1]The inception date for the Fund is March 2, 2000.

[2]The Nasdaq 100® Index is a modified capitalization weighted index that contains 100 of the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market based on market capitalization. Index return is shown from March 2, 2000.

[3]The Lipper Science & Technology Funds Index consists of funds that invest 65% of their equity portfolio in science and technology stocks. Index return is shown from March 2, 2000.

INTEGRITY GROWTH & INCOME FUND
Fund Summary

Investment Objective

The Integrity Growth & Income Fund (the “Growth & Income Fund”) seeks to provide long-term growth of capital with dividend income as a secondary objective. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund uses a blended growth and income investment strategy. The Fund invests primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, to the degree possible, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund may invest in companies of any size, but will typically avoid very small companies (micro-caps) under $100 million in market value. IPS Advisory, Inc., the Fund’s sub-adviser (the “Sub-Adviser”), makes its investment decisions by identifying companies that generate high levels of free cash flow and that sell below estimated fair value based on the present value of future free cash flows. The Fund is not constrained by any particular investment style, allowing it to go wherever value is in the stock market according to this methodology, from growth stocks to value stocks, and from small to large cap stocks.

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. More specifically, the Fund may be affected by, among others, the following types of risks:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in less limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about the company may be inaccurate or unavailable and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Market Valuation Risk

Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Interest Rate Risk

Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Additional information regarding the investment policies and restrictions of the Fund is available in the Funds’ SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Funds’ Internet site at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing primarily in undervalued companies regardless of size or growth rate; and stocks with significant dividend yields; or
•

Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for either small cap or large cap companies, in exchange for the possibility of earning higher long-term returns.

You may wish to not invest in the Fund if you:

•	Have a short-term investment goal;
•	Seek safety of principal; or
•	Seek regular income.

How the Fund Has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. Class C shares are not shown because the Fund did not offer Class C shares during the periods shown. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. Although Class A and Class C shares would have substantially similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A and C performance may be different because the classes have different Rule 12b-1 fees and different types of sales charges. How the portfolio has performed in the past is not an indication of its future performance.

The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

The results prior to April 25, 2005, the date the Investment Adviser and Sub-Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may produce different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar chart]

1996	24.49%
1997	21.44%
1998	40.30%
1999	118.78%
2000	(23.29)%
2001	(42.30)%
2002	(27.59)%
2003	23.97%
2004	11.89%
2005	9.32%

For the periods shown, the highest and lowest quarterly returns were 53.65% and (32.30)% for the quarters ending December 31, 1999, and September 30, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2005
	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	3.03%	(9.80)%	7.83%	9.28%
Return After Taxes on Distributions	2.85%	(9.96)%	7.70%	9.10%
Return After Taxes on Distributions and Sale of Fund Shares	2.06%	(8.12)%	6.87%	8.20%
S&P 500® Index[2]	4.91%	0.54%	9.07%	11.40%
Value Line Arithmetic[3]	6.83%	11.24%	12.89%	14.06%
Lipper Multi-Cap Core Funds Index[4]	8.22%	2.21%	8.92%	10.89%
[1]The inception date for the Fund is January 3, 1995.

[2]The S&P 500® Index is a widely recognized, unmanaged index of 500 stock prices chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. Index return is shown from January 3, 1995.

[3]The Value Line Arithmetic (“VLA”) is an arithmetically averaged index of approximately 1,700 U.S. stocks of all different sizes that is more broadly based than the S&P 500. The Investment Adviser believes that an equally-weighted index like the VLA that includes large, mid and small-capitalization stocks is more appropriate as a performance proxy for its investment strategy than is a narrower, large company, capitalization-weighted index such as the S&P 500 and other similarly-calculated popular stock market indexes. Index return is shown from January 3, 1995.

[4]The Lipper Multi-Cap Core Funds Index consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universal average. Index return is shown from January 3, 1995.

INTEGRITY ALL SEASON FUND

Fund Summary

Investment Objective

The Integrity All Season Fund (the “All Season Fund”) seeks to provide long-term growth of capital. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest primarily in shares of exchange traded funds (“ETFs”), common stock of domestic companies, high-yield corporate bonds and cash positions. The Fund may also invest in common stocks of foreign companies and other equity securities (“Equity Securities”), and invest in derivatives of such securities, such as future contracts, option contracts, swap agreements, and options on future contracts. The Fund is a non-diversified fund. This means that the Fund may invest a larger percentage of its assets in a limited number of companies than a diversified fund.

An ETF is a fund that trades like a single security. It is a fund comprised of baskets of securities that reflect the composition of a stock market index. The ETF's value is based on the value of its underlying portfolio securities. ETFs are registered investment companies and incur fees and expenses that include operating expenses, licensing fees, registration fees, trustees’ fees and marketing expenses. ETF shareholders pay their proportionate share of these expenses.

The Fund will buy interests to increase investment exposure in stock market index-based ETFs, fixed income index-based ETFs, sector-based ETFs and similar securities when All Season Financial Advisors’ (“All Season Sub-Advisor”) asset allocation model and risk analysis indicate that securities representing particular markets and sectors have lower risk of losing their value and present greater opportunities for growth relative to securities representing other markets or sectors. Similarly, the Fund will sell interests to reduce investment exposure in stock market index-based ETFs, fixed-income index-based ETFs, sector-based ETFs, and similar securities when All Season Sub-Advisor’s asset allocation model and risk analysis indicate that securities representing such markets and sectors have greater risk and present less opportunity for growth relative to other markets or sectors. The Fund will generally be heavily invested in fixed-income ETFs, cash positions and similar securities when the All Season Sub-Advisor believes its asset allocation model indicates substantial risk in the equity markets of losing value. The Fund will invest in derivative investments to supplement the foregoing investments when the All Season Sub-Advisor believes such investments offer attractive opportunities for the Fund.

All Season Sub-Advisor’s asset allocation model selects or weighs investments in markets and sectors based on those categories with the greatest perceived potential for superior returns, given current market conditions. The model’s allocation of assets changes in response to market conditions and perceived opportunities for profit. Assets are distributed among the different classes of domestic and international equity, fixed-income and money market assets, which increase the Fund’s diversification and lower its risk. By using ETFs and other investment companies, risk is further reduced by providing instant diversification across hundreds of securities within each asset class.

Fund of Funds

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs. Under the Investment Company Act of 1940, as amended (“1940 Act”), a fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the fund and its affiliated persons would own more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the fund have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the funds; and (ii) the ETF and the fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the All Season Sub-Advisor considers optimal, or cause the All Season Sub-Advisor to select other investment companies or stock baskets as alternatives to the investment the All Season Sub-Advisor considers optimal.

High Yield Securities

When the All Season Sub-Advisor believes that it would be advantageous to the Fund’s investment strategy, it will allocate a portion of the Fund’s assets (generally up to 20%) to high yield corporate bonds. The high yield corporate bond investments of the Fund are managed by SMH Capital Advisors (“SMH Sub-Advisor”), which also acts as sub-advisor to the Integrity High Income Fund. SMH Sub-Advisor will invest the high yield segment of the Fund primarily in a non-diversified group of low-quality, high-yield corporate bonds, convertible securities and asset-backed securities. Under normal circumstances, at least 80% of the Fund's high yield securities will be invested in corporate bonds rated Baa by Moody's or BBB by S&P or lower. SMH Sub-Advisor may also invest assets in corporate issues that have defaulted. While there are no restrictions on maturity, the Fund’s high yield bond portfolio generally will have an average maturity less than 10 years.

To choose the securities in which the Fund will invest, SMH Sub-Advisor conducts fundamental credit research on each issuer and diversifies the Fund's holdings. The Fund normally invests at least 80% of its high yield segment assets in, and will choose its investments from, the following types of securities: corporate debt, asset-backed securities, convertible securities, preferred stocks and collateralized mortgage obligations (CMOs).

Derivatives

The Fund may supplement its investment in ETFs, common stocks, high yield corporate bonds and cash positions with derivative investments such as futures contracts on indexes tracked by ETFs in the Fund’s portfolio. Investments in derivatives will be intended to attempt to hedge the Fund’s positions in ETFs and other securities. The Trust has claimed an exclusion from the term “commodity pool operator” (“CPO”) under the Commodities Exchange Act available to registered investment companies that is applicable to the Fund, the All Season Sub-Advisor and their principals. Therefore, the Fund will be operated by persons that are not subject to registration or regulation as a CPO.

Other Non-ETF Investment Companies

In cases where these legal limits prevent the Fund from buying a particular ETF or ETFs in general, the Fund may invest in a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”). The Fund may also invest in Other Investment Companies or Stock Baskets when the All Season Sub-Advisor believes they represent more attractive opportunities than similar ETFs.

Temporary Defensive Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, money market funds and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, which could reduce the benefit from any upswing in the market.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. More specifically, the Fund may be affected by, among others, the following types of risks:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Management Style Risks

The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objectives is directly related to the All Season Sub-Adviser’s allocation of the Fund’s assets. The All Season Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the All Season Sub-Adviser’s judgment will produce the desire results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Risks Related to “Fund of Funds” Structure

Since the Fund is a “fund of funds”, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in less limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about the company may be inaccurate or unavailable and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”) or ETFs that invest in foreign securities. Ownership of unsponsored depositary receipts or ETFs may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Portfolio Turnover

High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the All Season Sub-Adviser’s ability to use these strategies successfully. If the All Season Sub-Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the und. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

In addition, to the extent that the Fund invests in fixed income ETFs and high yield corporate bonds, the Fund will also be exposed to the following risks:

Credit Risk

Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. Credit risk may be substantial for the Fund’s high yield bond investments.

Interest Rate Risk

Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Income Risk

The risk that falling interest rates will cause the Fund’s income to decline.

Lower Quality Debt

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Additional information regarding the investment policies and restrictions of the Fund is available in the Funds’ SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Funds’ Internet site at www.integrityfunds.com.

Is the Fund Right for You?You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes a diversified approach to investing in the stock market that does not focus on one sector of the stock market;
•	Seek a fund that may complement a more diversified portion of your portfolio; or
•	Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for market sectors, in exchange for the possibility of earning-higher long-term returns.

You may wish to not invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek a diversified approach to investing in the stock market that does focus on one sector of the stock market;
•	Seek exposure to large cap companies or a more value-oriented approach to investing in equities;
•	Seek safety of principal; or
•	Seek regular income.

How the Fund Has Performed

The inception date of the Fund was August 8, 2005; consequently, the Fund does not have performance history information for a full calendar year.

INTEGRITY HIGH INCOME FUND

Fund Summary

Investment Objective

The Integrity High Income Fund (the “High Income Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

The Fund invests in a non-diversified group of low-quality, high-yield corporate bonds, convertible securities and asset-backed securities. Under normal circumstances, at least 80% of the net assets (plus any borrowings made for investment purposes) will be invested in corporate bonds rated Baa by Moody's or BBB by S&P or lower. The Fund may also invest in corporate issues that have defaulted. While there are no restrictions on maturity, the Fund generally holds an average maturity less than ten years. Capital appreciation is derived from selling bonds above the purchase price.

The Fund is non-diversified. This means that the Fund may invest a larger percentage of its assets in a limited number of companies than a diversified Fund.

The securities in which the Fund will invest are low quality, high-risk securities. Because of their low credit quality, these securities must pay higher interest rates to compensate investors for the substantial credit risk they assume. Bonds may appreciate in value through an improvement in credit quality among other reasons. There can be no guarantee the securities held by the Fund will appreciate in value.

To select the securities in which to invest, SMH Capital Advisors, Inc., the Fund’s sub-adviser (“Sub-Adviser”), conducts fundamental credit research on each issuer and diversifies the Fund's holdings.

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in, and will choose its investments from, the following types of securities:

•	Corporate debt. As the name implies, corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
•

Asset-backed securities. These securities represent partial ownership in pools of consumer of commercial loans-- most often credit card, automobile or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers.

•	Convertible securities. Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks are known as convertible securities.
•

Preferred stocks. Preferred stock is corporate stock that pays set dividends to their holders. Preferred stock has a superior claim on the issuer's income and assets relative to common stock but a lower claim on assets than corporate bondholders.

•

Collateralized Mortgage Obligations (CMOs). CMOs are securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that the assumptions are wrong, which would result in the CMO having either a shorter or longer maturity than was expected.

The Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions from hedging strategy section below, and/or to manage the portfolio's duration using financial instruments whose prices, in the opinion of the Sub-Adviser, correlate with the values of securities the Fund owns or expects to purchase. The instruments used to implement these strategies include financial futures contracts (such as future contracts in U.S. Treasury securities and interest-related indices) and options on financial futures.

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. More specifically, the Fund may be affected by, among others, the following types of risks:

Credit Risk

Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. Credit risk may be substantial for the Fund.

Interest Rate Risk

Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Income Risk

Income risk is the risk that falling interest rates will cause the Fund's income to decline.

Lower Quality Debt

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Management Risk

The Fund's overall success depends on the Sub-Adviser's ability to choose productive securities for the Fund. If the Sub-Adviser is unable to successfully choose productive securities, the Fund may under perform other funds with similar investment objectives.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Asset-Backed Securities

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Two examples of asset-backed securities are automobile securities and credit card receivables. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Sub-Adviser's ability to use these strategies successfully. If the Sub-Adviser's judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability to effectively control duration or hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Additional information regarding the investment policies and restrictions of the Fund is available in the Funds’ SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Funds’ Internet site at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Are looking for a fixed income component for your portfolio;
•	Are seeking a more aggressive investment style for the income portion of your portfolio;
•	Are pursuing long-term investment goals; or
•	Are seeking an asset class with low correlation to traditional stock and investment grade bonds.

You may wish to not invest in the Fund if you:

•	Have a short-term investment horizon;
•	Want to earn income on investments generally considered more stable than stocks;
•	Are unwilling to accept fluctuations in the value of your portfolio; or
•	Have a restriction against owning non-investment grade securities.

How the Fund Has Performed

The following bar chart and table present the performance of the Fund. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance.

The bar chart shows the Fund's annual returns with respect to its Class A shares on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

Per Share Total Return per Calendar Year

[Bar chart]

Class A

2005	7.48%

For the periods shown, the highest and lowest quarterly returns were 3.21% and (0.58)% for the quarters ending December 31, 2004, and March 31, 2005, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return[1] for the period ended December 31, 2005
	1 Year	Since Inception[1]
Class A
Return Before Taxes	2.90%	7.63%
Return After Taxes on Distributions	0.46%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares	1.90%	4.49%

Class C
Return Before Taxes	5.61%	8.80%
Lehman Brothers High Yield Corporate Bond Index[2]	2.74%	7.23%
[1]The inception date for the Growth & Income Fund is January 3, 1995.
[2]The Lehman Brothers High Yield Corporate Bond Index is a diversified, unmanaged index of corporate and U.S. government bonds.

WHAT ARE THE FUNDS’ EXPENSES?
This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund.

Class A Shares
	Value	Small Cap	Health Sciences	Technology	Growth & Income	All Season	High Income
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[2]	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%[3]	4.25%[3]
Maximum Deferred Sales Charge (Load)[4]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None	None

Annual Fund Expenses[5] (expenses that are deducted from fund assets)
Management Fees	1.00%	1.20%	1.20%	1.20%	1.00%	2.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%	0.50%[6]	0.25%[7]	0.25%[8]
Other Expenses	1.73%	1.04%	1.36%	1.47%	0.91%	1.78%	0.80%
Total Annual Fund Operating Expenses	3.23%	2.74%	3.06%	3.17%	2.41%	4.03%[9]	2.05%[10]
Contractual Fee Waivers and Expense Reimbursements	(0.58)%	(0.09)%	(0.41)%	(0.52)%	(0.81)%	(1.38)%	(0.30)%
Net Annual Fund Operating Expenses (after Contractual Fee Waivers and Expense Reimbursements)[11]	2.65%	2.65%	2.65%	2.65%	1.60%	2.65%[12]	1.75%[13]

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2Reduced sales charges apply to Class A purchases of $50,000 or more. See “The Shares We Offer.”

3No sales charge (load) is imposed on Class C share purchases.

4In the case of investments made in Class A shares at or above the $1 million breakpoint (where you do not pay an initial sales charge) you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

5To the extent that ETFs or other investment companies held in a Fund’s portfolio of investments have fees and expenses, shareholders of that Fund will indirectly be paying a portion of these other fund’s fees and expenses.

6Integrity Funds Distributor, Inc., distributor of the Funds’ shares, has agreed to waive 0.25% of the 12b-1 fees until April 22, 2006.

7The Distribution and Service (12b-1) Fee for Class C Shares of the All Season Fund: 1.00%.

8The Distribution and Service (12b-1) Fee for Class C Shares of the High Income Fund: 1.00%.

9Total Annual Operating Expenses for Class C Shares of the All Season Fund: 5.16%.

10Total Annual Operating Expenses for Class C Shares of the High Income Fund: 2.81%.

11The Investment Adviser has contractually agreed to maintain expense levels of the Funds at the following annual rates through March 31, 2007: Value Fund: 2.65%; Small Cap Growth Fund: 2.65%; Health Sciences Fund: 2.65%; Technology Fund: 2.65%; Growth & Income Fund: 1.60%; All Season Fund (Class A): 2.65%; All Season Fund (Class C): 3.40%; High Income Fund (Class A): 1.75%; and High Income Fund (Class C): 2.50%. In addition to the contractual commitment to maintain Fund expense levels, the Investment Adviser may also voluntarily waive or reimburse additional fees and expenses. For fiscal year 2005, the Investment Adviser voluntarily waived fees in the Growth & Income Fund so that net expenses were 1.50%.

12Net Annual Fund Operating Expenses for Class C Shares of the All Season Fund: 3.40%.

13Net Annual Fund Operating Expenses for Class C Shares of the High Income Fund: 2.50%.

COST OF INVESTING EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples below assume you invest $10,000 in the Funds for the time periods indicated and redeem all of your shares at the end of these periods. The example is based on the assumption that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Value Fund	$887	$1,559	$2,299	$4,500
Small Cap Growth Fund	$840	$1,409	$2,038	$3,904
Health Sciences Fund	$871	$1,507	$2,208	$4,293
Technology Fund	$881	$1,540	$2,267	$4,427
Growth & Income Fund	$769	$1,187	$1,648	$3,017
All Season Fund, Class A	$964	$1,802	$2,726	$5,472
All Season Fund, Class C	$590	$1,545	$2,707	$6,163
High Income Fund, Class A	$626	$1,059	$1,537	$2,956
High Income Fund, Class C	$387	$905	$1,586	$3,610

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Value Fund	$887	$1,559	$2,299	$4,500
Small Cap Growth Fund	$840	$1,409	$2,038	$3,904
Health Sciences Fund	$871	$1,507	$2,208	$4,293
Technology Fund	$881	$1,540	$2,267	$4,427
Growth & Income Fund	$769	$1,187	$1,648	$3,017
All Season Fund, Class A	$964	$1,802	$2,726	$5,472
All Season Fund, Class C	$490	$1,545	$2,707	$6,163
High Income Fund, Class A	$626	$1,059	$1,537	$2,956
High Income Fund, Class C	$287	$905	$1,586	$3,610

FUND MANAGEMENT

Investment Adviser

Integrity Money Management, Inc. (the “Investment Adviser”), 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Funds. The Investment Adviser and its affiliates have been advising mutual funds since 1989 and as of March 31, 2006, had assets under management of approximately $393 million. The Investment Adviser is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, performing certain evaluations of the Fund’s portfolio securities, managing the Funds’ business affairs and providing certain administrative services, office space, equipment and clerical services for managing the Funds’ investments and effecting their portfolio transactions. The Investment Adviser also pays the salaries and fees of all officers and trustees of the Funds who are affiliated persons of the Investment Adviser.

For providing management services, the Investment Adviser is paid an annual fund management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of the Value Fund, Growth & Income Fund, and High Income Fund; 1.20% of the value of the average daily assets of the Small Cap Growth Fund, Health Sciences Fund and Technology Fund; and 2.00% of the value of the average daily assets of the All Season Fund. Each Fund pays all its expenses including, but not limited to the costs associated with: custodian, administrative, transfer agent, accounting, legal and audit services. These costs are subject to reimbursement at the discretion of the Investment Adviser. The Investment Adviser pays any sub-advisory fees from its management fee, and not from the assets of the applicable Funds. Please refer to the Statement of Additional Information (“SAI”) for an additional discussion of Fund expenses.

Portfolio Managers

F. Martin Koenig, Chief Economist and Senior Portfolio Manager

Mr. F. Martin Koenig is the senior portfolio manager of the Value Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund and has responsibility for the day-to-day management of those portfolios. Mr. Koenig has significant prior expertise managing portfolios with investment strategies similar to these Funds. Prior to joining Integrity in 2003, from 1989 forward, Mr. Koenig was employed as Chairman, CEO and CIO of Koenig Advisors. Additionally, between June 1993 and November 1999, Mr. Koenig controlled two registered investment advisors (sequentially due to a name change): F. Martin Koenig Advisors and F. Martin Koenig Advisors, LLC, successor to F. Martin Koenig Advisors, where he managed separate accounts and hedge funds for high net worth investors. Since April 17, 2006, Mr. Koenig has served as portfolio manager of the Energy & Basic Materials Portfolio, a series of the Saratoga Advantage Trust, under a sub-advisory agreement between Integrity Money Management and Saratoga Capital Management, LLC. Mr. Koenig has been managing assets since 1968 with several firms including Chase Manhattan Bank, AIG Global Investors, Mitsubishi Bank & Trust Co. of New York and EB Advisors, Inc.

Sub-Adviser (Growth & Income Fund)

IPS Advisory, Inc. (“IPS Advisory”) serves as the sub-adviser for the Growth & Income Fund. Greg D’Amico, President, and Robert Loest, Ph.D. CFA, Chief Executive Officer, manage the sub-adviser. IPS Advisory’s principal office is located at 9111 Cross Park Drive, E-120, Knoxville, TN 37923. IPS Advisory is organized and exists under the laws of the State of Tennessee and is a registered investment advisor under the Investment Advisers Act of 1940.

IPS Advisory is an investment management firm serving institutions and individuals. As of March 31, 2006, IPS Advisory had approximately $60 million in assets under management. As compensation for the sub-advisory services it provides to the Growth & Income Fund, the Investment Adviser pays IPS Advisory a sub-advisory fee of 0.60% of the average daily net assets under management. After providing notice to the Fund’s Board of Trustees, the Investment Adviser and IPS Advisory may vary the fee and the other terms of the compensation paid by the investment adviser to IPS Advisory, provided that IPS Advisory receives, on an annual basis, a minimum sub-advisory fee of 0.40% of the average daily net assets under management.

Robert Loest, Senior Portfolio Manager

Robert Loest, Ph.D. CFA, Chief Executive Officer. Mr. Loest has extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1989. Mr. Loest has managed the predecessor Fund’s portfolio since its inception on January 3, 1995, and will continue to serve as Portfolio Manager for the Growth & Income Fund.

Sub-Adviser (High Income Fund and All Season Fund)

SMH Capital Advisors, Inc. (“SMH”), is the investment sub-adviser for the High Income Fund and the high yield securities portion of the All Season Fund. SMH is located at 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, and is organized and exists under the laws of the State of Texas and is a registered investment adviser under the Investment Advisers Act of 1940.

SMH is an investment management firm serving institutions and individuals. As of March 31, 2006, SMH had approximately $1.29 billion in assets under management. As compensation for the sub-advisory services it provides to the High Income Fund, the Investment Adviser pays SMH 50% of the management fee that the Investment Adviser receives from the Fund. SMH also manages the high yield portion of the All Season portfolio, and All Season Financial Advisors manages the remainder of the assets. As compensation for the sub-advisory services it provides to the All Season Fund, the Investment Adviser pays SMH 0.50% of the portion of average daily net assets managed by SMH.

Prior to serving as a sub-adviser for the High Income Fund and the All Season Fund, SMH only served high net worth individuals, pension and profit sharing plans and charitable organizations. Sanders Morris Harris Group, Inc. is the parent company of SMH. The Investment Adviser has chosen to engage the services SMH as sub-adviser to the High Income Fund and the high yield securities of the All Season Fund because of Mr. Jeffrey Cummer’s and Mr. Dwayne Moyers’s prior expertise in advising private funds and clients with investment objectives similar to those of the High Income Fund. Subject to the oversight and approval of the Investment Adviser, Mr. Cummer and Mr. Moyers, as portfolio managers, have responsibility for the day-to-day management of the High Income Fund’s portfolio. In addition, SMH is responsible for maintaining certain transaction and compliance related records of the High Income Fund.

Jeffrey A. Cummer, President and Senior Portfolio Manager, Fort Worth Division

Under the direction of Jeffrey A. Cummer, CFP, SMH Capital Advisors has increased its asset base over the past 14 years from $70 million to more than $1.29 billion (as of March 31, 2006). Cummer, born in 1957 in Madison, Wisconsin, is a graduate of the University of Illinois with a bachelor’s degree in finance and risk management. Before forming his own investment firm in 1989, Cummer served as a Limited Partner with Edward D. Jones & Company. Prior to that, he was a corporate cash manager and financial analyst for the GTE Corporation. Cummer is Vice President and board member of Xpontential Inc., a publicly traded company.

Dwayne Moyers, Chief Investment Officer and Senior Portfolio Manager, Fort Worth Division

As portfolio manager and Chief Investment Officer, Dwayne Moyers has helped grow client assets at SMH Capital Advisors. Moyers was born in 1968 in Fort Worth, Texas. Before teaming with Jeff Cummer, Moyers was a credit analyst with the Tandy Corporation. In 1991, he joined the firm as a portfolio manager. In 1995, Moyers became a major shareholder in C/M Holdings, Inc. and served as senior vice president. He holds a bachelor’s degree in business administration from the University of Texas at Arlington. Moyers is Chairman of the Board of American Ironhorse Motorcycle Company and Chairman of the Board and Chief Executive Officer of Xpontential Inc. (XPOI.OB), a publicly traded company.

Sub-Adviser (All Season Fund)

All Season Financial Advisors, Inc. (“All Season Advisors”) is the investment sub-adviser for the All Season Fund. All Season Advisors is located at 731 Sherman Street, Denver, Colorado 80203, and is organized and exists under the laws of the State of Colorado and is registered as an investment adviser under the Investment Advisers Act of 1940.

All Season Advisors is an investment management firm serving institutions and individuals. As of March 31, 2006, All Season Advisors had approximately $112 million in assets under management. As compensation for the sub-advisory services it provides to the All Season Fund, the Investment Adviser pays All Season Advisors 90% of the management fee that the Investment Adviser receives on the average daily net assets of the All Season Fund net of fee waivers due to expense caps less any sub-advisory fees paid to SMH. After providing notice to the Fund's Board, the Investment Adviser and All Season Advisors may vary the fee and the other terms of the compensation paid by the Investment Adviser to All Season Advisors, provided that All Season Advisors receives a minimum of 50% of the management fee that the Investment Adviser receives.

All Season Advisors has been registered as an advisor with the SEC since 1981. In the early 1980s, Robert Jones provided conservative asset management to investors through a proprietary bond and stock mutual fund timing service. Mr. Jones grew the business from $0 to $26 million in assets under management between 1981 and 1996. In 1994, Mr. Jones increased his number of employees to three by bringing on board Sam Jones, his son, as a registered representative. This allowed him to expand the available portfolios to include moderate, aggressive, and specialty investment strategies.

Sam Jones created stock mutual fund trading strategies and began professionally managing assets in 1997. At that time Mr. Sam Jones took over as President of R.E. Jones & Associates. Mr. Sam Jones started adding Exchange Traded Funds (ETFs) to strategies in 2001. Since 1997, the firm has grown from $26 million to $112 million in assets under management and currently has five employees. In 2005, the name of the firm was changed to All Season Financial Advisors, Inc.

Sam Jones, President and Senior Portfolio Manager

Sam Jones has a Bachelor of Arts in Economics/Finance from Colby College in Maine and a Master’s Degree in Information Technology from the University of Denver, Daniels School of Business. Further study included International Finance at the MacQuarie School of Economics in Sydney, Australia. Mr. Jones adds a technical, hedge fund element to the firm’s trading strategies by applying quantitative and qualitative thresholds to the investment portfolios. As president of All Season Advisors, he is solely responsible for the management of over $112 million in client assets and for overseeing operations, marketing, and portfolio design. Mr. Jones is a seven year Advisory Board member for First Trust Corporation/DATAlynx and is also a past president and board member of the National Association of Active Investment Managers (NAAIM). Mr. Jones is also a member of the Market Technicians Association and a candidate for the Chartered Market Technician certification in 2006.

Prior Performance of All Season Financial Advisors, Inc., (Sub-Adviser to the All Season Fund):

Provided below is a composite showing the historical performance that includes all audited client accounts with similar investment strategies managed by All Season Financial Advisors, Inc. according to the same investment goals and substantially similar investment strategies and policies as those of the All Season Fund. For comparison purposes the performance composite is measured against the Index.

This information is provided to illustrate the past performance of All Season Financial Advisors, Inc. in managing client accounts in a substantially similar manner as the All Season Fund but does not represent the performance of the All Season Fund. Past performance, including past performance, of all audited client accounts with similar investment strategies managed by All Season Financial Advisors, Inc. is no guarantee of future results of the All Season Fund. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the All Season Fund, or the return an individual investor might achieve by investing in the Fund.

The All Season Fund's results may be lower than the composite performance figures shown because of, among other things, differences in fees and expenses. The All Season Fund's results may also be lower because private accounts that are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 (the “Act”) or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the client accounts.

The performance composite includes all audited client accounts managed by All Season Advisors with investment strategies and policies substantially similar to the All Season Fund. The performance results are calculated according to AIMR Standards, calculating internal rate of return using the Average Capital Base (Modified Dietz) Method. AIMR Standards differ from those of the SEC. The composite performance is calculated "net" of fees (i.e., it includes the impact of account fees and expenses).

All Season Composite
Net Dollar Weighted Returns

For years ended

	All Season Composite	Index
1998:	15.97%	26.67%
1999:	13.73%	18.88%
2000:	15.52%	(10.14)%
2001:	4.95%	(13.04)%
2002:	0.03%	(23.37)
2003:	15.88%	26.38
2004:	5.47%	8.99%
2005	4.16%%	3.00%

Average Annual Total Return (for the period ended December 31, 2005)[1]
	ONE YEAR	FIVE YEAR	Since Inception
Return before taxes	4.16%	5.86%	8.84%
Return after taxes on distributions	4.16%	5.86%	8.84%
S&P 500 Index[2]	3.00%	(1.12)%	3.20%

1The inception date is December 31, 1997.

2The S&P 500 Index is a diversified, unmanaged index of U.S. stocks. Returns shown reflect no deduction for fees, expenses or taxes.

Board Approval of Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is available in the Funds’ annual report to shareholders for the one-year period ended December 31, 2005, except for the Growth & Income Fund which is in the semi-annual report covering the six months ended May 31, 2005. For a free copy, please call (800) 276-1262, visit the Funds’ website at www.integrityfunds.com or visit the SEC’s website at www.sec.gov.

Additional Information About Portfolio Managers

The SAI contains additional information about the compensation of certain investment management personnel of the Investment Adviser and the sub-advisers, other accounts managed by each person, and each person’s ownership of securities of the Fund with respect to which such person has or shares management responsibility.

Manager of Managers

The Integrity Funds have received an order from the SEC permitting the Funds to be managed under a “manager of managers” structure. The order permits the Investment Adviser, subject to the supervision and approval of the Integrity Funds’ Board of Trustees, to hire, terminate or replace investment sub-advisers for each of the Funds without shareholder approval. However, if the Funds hire a new sub-adviser, they will provide information concerning the new sub-adviser to shareholders of the Fund concerned. The purpose of the “manager of managers” structure is to give the Investment Adviser maximum flexibility with respect to the management of the Funds, and to permit the Investment Adviser and the Integrity Funds’ Board of Trustees to quickly react to poor investment performance by an investment sub-adviser or other service issues at less cost to shareholders.

Exemption from the Provisions of Section 12(d)(1)(F)(ii)

The Integrity Funds have received an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”) for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds. A description of these policies and procedures is provided in the SAI.

THE SHARES WE OFFER

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. Each Fund has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940 with respect to its Class A Shares that authorizes the Fund to compensate Integrity Funds Distributor, Inc. (the “Distributor”), the underwriter for the Fund’s shares, for services performed and expenses incurred by the Underwriter in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under this plan, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.50% (0.25% for All Season Fund and High Income Fund) of its average daily net assets for distribution-related expenses. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See “Distribution Plan (12b-1 Plan)” for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the Value Fund, Small Cap Growth Fund, Health Sciences Fund, Technology Fund, Growth & Income Fund and All Season Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $750,000	2.50%	2.56%	2.00%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and above[1]	0.00%	0.00%	0.00%

1In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase.

The up-front sales charge and the commissions paid to dealers for the High Income Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above[1]	0.00%	0.00%	0.00%

1In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase.

For each Fund, you can buy shares without an initial sales charge by investing $1 million or more. This $1 million investment may be made as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program. Integrity Funds Distributor may pay a commission of up to 0.75% out of its own resources to broker-dealers who initiate and are responsible for the sale of such purchases.

Please note that not all of the Funds discussed in this prospectus may be offered for sale in your respective state.

Class C Shares

You can buy Class C shares of the All Season Fund and High Income Fund at the offering price, which is the net asset value per share. Only the High Income Fund and All Season Fund currently offer class C shares. The All Season Fund and High Income Fund have each adopted a plan under Rule 12b-1 with respect to their Class C shares that authorizes these Funds to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of their Class C shares and for providing personal services and the maintenance of shareholder accounts. There is a 1% Contingent Deferred Sales Charge (“CDSC”) on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Fund.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on Fund shares. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds, such as:

•	Information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
•	Information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and
•	Information or records regarding shares of the Fund or other funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the “Investor”) in some or all funds in the Integrity family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quality discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed.

Group Purchases

Each Fund has a group investment and reinvestment program (the “Group Program”) that allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet the cost saving criteria.

Investments of $1 Million or More

For each Fund, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase.

For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value; whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, we will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, we will sell the shares in the order in which they were purchased.

Class A Sales Charge Waivers

The Funds may sell Class A shares without an up-front sales charge to:

•

Trustees, directors, officers, employees (including retirees) of the Funds, Integrity Mutual Funds, Integrity Fund Distributors, Inc., and Integrity Money Management, Inc., for themselves or certain members of their family; trusts, pension, profit-sharing or other plans for the benefit of directors, officers, employees (including retirees) of the Funds, Integrity Mutual Funds, Inc., Integrity Fund Distributors, Inc., and certain members of their families.

•	Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions; and
•	Any broker-dealer, financial institution or other qualified firm that does not receive commissions for selling shares to its clients.

Financial institutions that purchase shares of the Fund for accounts of their customers may impose separate charges on these customers for account services.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Integrity Funds Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Additional Information

The Funds makes available, free of charge, more information about sales charge reductions and waivers through the Funds’ Internet website at www.integrityfunds.com (which includes hyperlinks that facilitate access to this information), from the SAI or from your financial adviser.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading on a day in which the NYSE is open at the NAV determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE for you to receive that day’s NAV.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor or directly from Integrity Funds Distributor. If you do not have a dealer, call (800) 276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees. If you place your order through a dealer prior to the close of trading of the NYSE, and the Fund receives such order prior to the close of trading of the NYSE (3:00 p.m., Central Time), you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Minimum Investments and Share Price” for a discussion of how shares are priced.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser’s opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Fund or other Integrity Funds, and accounts under common ownership or control.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase or redemption of shares up to $100,000. It is the broker or dealer’s responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Checks should be made payable to the name of the applicable Fund. The Funds’ transfer agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

You may be asked to provide additional information in order for Integrity Fund Services or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Minimum Investments and Share Price

You may open an account with $1,000 and make additional investments at any time with as little as $50. You may open an account with $50 for the Monthomatic Investment Plan, as explained below. The Funds may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price.

If you place your order through a dealer and the Fund receives such order prior to the close of trading of the NSYE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

IMPORTANT INFORMATION AOBUT PURCHASES

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account. When you open an account, you will be asked for your name, address, date of birth and other information that will allow us to identify you. You may also be asked to provide documents that may help us to establish your identity, such as your driver’s license.

Investors Other than Individuals. When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number (“TIN”) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Purchases Made Through a Financial Advisor

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Investment Adviser, Integrity Funds Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, the Investment Adviser, Integrity Funds Distributor or one or more of their affiliates, out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus.

Systematic Investing – The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application form or call Integrity Fund Services at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to take money out of your bank, savings and loan or credit union (“financial institution”) account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Investment Plan and the wire redemption programs. Fund shares purchased by the Monthomatic Investment Plan must be owned for 15 days before they may be redeemed. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services (the Funds’ transfer agent) at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after the transfer agent has received the request. The Funds may terminate or modify this privilege at any time and may immediately terminate a shareholder’s Monthomatic Investment Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for this plan.

SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services.

Exchanging Shares

You may exchange shares into the same class of other funds underwritten by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the Fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, a holding period will begin for purposes of calculating the CDSC on the date you made your initial purchase. You will not pay sales charges when exchanging between Funds of the same share class with identical sales charge schedules.

If you were a shareholder of the IPS Millennium Fund or IPS New Frontier Fund on April 22, 2005, you may exchange shares within the same class into other Funds underwritten by Integrity Funds Distributor without paying a sales charge, regardless of whether you are exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.

For tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the Fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege more than a year after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the applicable Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. You will receive the share price next determined after the Funds have received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day’s price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. With signed authorization, such financial adviser may place a fax or telephone order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	The Fund’s name;
•	Your name and account number;
•	The dollar or share amount you wish to redeem;
•	The signature of each owner exactly as it appears on the account;
•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
•	The address where you want your redemption proceeds sent (if other than the address of record);
•	Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
•	Any required signature guarantees.

Redemption payments may be made by check or sent to your bank account through the Automated Clearing House (“ACH”) network. If you choose to receive proceeds via check, the transfer agent will usually send the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check made payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Funds reserve the right to liquidate your account (not including Individual Retirement Accounts) upon 60 days’ written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares. The Funds also reserve the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities, or entirely in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	When the NYSE is closed (other than for weekends and holidays);
•	When an emergency exists or trading is restricted as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of the Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds' Board has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser and their agents monitor selected trades and flows of money into and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	The Funds will restrict or refuse purchase or exchange orders that the Funds or Integrity Funds Distributor believe constitute excessive trading;
•	The Funds will reject transactions that violate the Funds’ excessive trading policies or its exchange limits;
•	In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and
•	The Funds will process trades received after 3:00 p.m. (Central Time) at the next business day’s NAV.

Trades transmitted through NSCC that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Fair Value Pricing

The Funds have fair value pricing procedures in place that are described in further detail in the “Net Asset Value” section of this prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Investors are subject to this policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds’ market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policy with respect to customers of financial intermediaries. For example, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ market timing trading policy to their customers (i.e., participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your Fund account is at least $5,000, you may have a specific amount withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed on approximately the first or 25th of each month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in Fund’s Systematic Withdrawal Program. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Systematic Withdrawal Program. To participate in this program, shares may not be in certificated form. You may terminate participation in the program at any time. The Funds may terminate or modify this program at any time.

DISTRIBUTIONS AND TAX INFORMATION

Dividends and Distributions

The High Income Fund declares net investment income as dividends daily and payable monthly. The Value Fund, Small Cap Growth Fund, Health Sciences Fund, Technology Fund, Growth & Income Fund and All Season Fund distribute substantially all of their net investment income annually. Each Fund pays substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned. The amount of any distributions will vary and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and capital gains distributions in additional Fund shares at net asset value unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the Automated Clearing House network (“ACH”). You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services, Inc. at (800) 601-5593.

Taxes and Tax Reporting

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Each Fund intends to be treated as a Regulated Investment Company (“RIC”) for federal income tax purposes. A RIC is not subject to regular income tax on any income or capital gains distributed to its shareholders provide that it, among other things, distributes at least 90% of its investment company taxable income to them within applicable time periods.

If you are a taxable investor, Fund distributions will generally be taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions that are declared in December, but paid in January, are taxable as though they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain regardless of how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

A portion of the income dividends paid to you from dividends received by a Fund from domestic corporations and qualified foreign corporations may be “qualified dividend income” eligible for taxation by individuals at long-term capital gain rates. Distributions of qualified dividend income will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

You may also be liable for tax on any gain realized upon the redemption of shares of a Fund.

Shortly after the close of each calendar year, you will receive a statement detailing the amount and nature of any dividends and capital gains that you were paid during the prior year. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

The Investment Adviser and the Sub-Advisers will purchase and sell securities with the primary concern being the investment performance of the portfolios rather than tax considerations of the shareholders. Treasury bonds and Treasury bond funds normally seek to generate interest and/or dividend income exempt from state income tax.

Backup Withholding

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at a rate of 28% from your distribution and redemption proceeds if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange Fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the Fund.

DISTRIBUTION PLAN (12b-1 PLAN)

Each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940 that authorizes each Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A and Class C shares of the Funds and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s Plan related to the Class A Shares, the Value Fund, Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund are each authorized to pay Integrity Funds Distributor an annual fee up to 0.50%, and the All Season Fund and High Income Fund are each authorized to pay Integrity Funds Distributor an annual fee of up to 0.25%, of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b‑1 Fee”) for distribution and shareholder services. Under the All Season Fund’s and the High Income Fund’s plan related to the Class C Shares, these Funds are authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares for distribution and shareholder services. Integrity Funds Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

Each Fund calculates its net asset value (“NAV”) as of the close of regular trading of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m. Central Time) on each day the NYSE is open for trading. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund’s NAV may fluctuate on days when investors cannot purchase or redeem shares.

Each Fund’s NAV is generally based upon the market value of securities held in the Fund’s portfolio by adding the value of that Fund’s investments plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. If market prices are not readily available, invalid or unreliable, or when a significant event occurs, the fair value of securities is determined using procedures approved by the Board of Trustees. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Adviser under procedures approved by the Board of Trustees. In such a case, the Fund’s NAV will be subject to the judgment of the Investment Adviser rather than being determined by the market.

To the extent that a Fund’s assets are traded in other markets on days when the Fund is not open for business, the value of the Fund’s assets may be affected on those days. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, Inc., a wholly owned subsidiary of Integrity Mutual Funds, Inc., is the Funds’ transfer agent and accounting and administrative services agent. As such, Integrity Fund Services performs pricing, data processing, accounting and other administrative services for the operation of the Funds and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES

All inquiries regarding the Funds should be directed to Integrity Funds Distributor at 1 Main Street North, Minot, ND 58703 or call (800) 276-1262. All inquiries regarding account information should be directed to Integrity Fund Services at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each indicated Fund's financial performance for the period of each such Fund's investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each such Fund (assuming reinvestment of all dividends and distributions).

The Growth & Income Fund acquired the assets of the IPS Millennium Fund and the IPS New Frontier Fund. This transaction was effective as of the close of business on April 22, 2005. Consequently, the information for the Integrity Growth & Income Fund prior to the acquisition date represents the financial history of the IPS Millennium Fund. The information in these tables with respect to the IPS Millennium Fund for the fiscal year ended November 30, 2004, has been audited by Cohen McCurdy, Ltd., whose report, along with this Fund’s financial statements, are included in The IPS Fund’s annual report, which is available upon request. McCurdy & Associates, CPA’s, Inc have audited the information for the fiscal years ended November 30, 2003, 2002 and 2001. The information for the Growth & Income Fund for the year ended November 30, 2005, and for the period of December 1, 2005, through December 30, 2005, has been audited by Brady Martz & Associates, P.C., whose report, along with the Fund’s financial statements, are included in the Fund’s annual reports, which are available upon request.

With respect to the Value Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund, the information in these tables for periods prior to March 31, 2003, was audited by Ernst & Young, LLP, the former independent auditors, whose report, along with the Funds’ financial statements, are included in their annual reports to shareholders, which are available upon request. The information for periods after March 31, 2003, has been audited by Brady Martz & Associates, P.C., whose report, along with these Funds’ financial statements, are included in the Integrity Funds’ annual report, which is available upon request.

The information for the High Income Fund and All Season Fund has been audited by Brady Martz & Associates, P.C., whose report, along with these Funds’ financial statements, are included in the Funds’ annual reports, which are available upon request.

Integrity Value Fund

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002		For The Year Ended March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$9.70		$9.04		$6.82		$9.28		$9.12		$9.65

Income from Investment Operations:
Net investment income (loss)		$(.18)		$(.11)		$(.12)		$(.05)		$(.07)		$(.02)
Net realized and unrealized gain (loss) on investment transactions		..83		..77		2.34		(2.41)		..23		(.49)
Total Income (Loss) From Investment Operations	$	..65	$	..66		$2.22		$(2.46)	$	..16		$(.51)

Less Distributions:
Dividends from net investment income	$	..00	$	..00	$	..00	$	..00	$	..00	$	..00
Return of capital		..00		..00		..00		..00		..00		(.01)
Distributions from net realized gains		..00		..00		..00		..00		..00		(.01)
Total Distributions	$	..00	$	..00	$	..00	$	..00	$	..00		$(.02)

NET ASSET VALUE, END OF PERIOD		$10.35		$9.70		$9.04		$6.82		$9.28		$9.12

Total Return		6.70%(A)		7.30%(A)		32.55%(A) (C)		(26.51%)(A)		1.75%(A)		(5.23%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$4,881		9,652		$10,730		$8,562		$11,826		$12,879
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.66%(B)(D)		3.64%(B)		3.13%(B)		2.90%(B)
Ratio of net investment income to average net assets		(1.34%)		(1.06%)		(1.94%)(D)		(0.63%)		(0.71%)		(0.22%)
Portfolio turnover rate		29.96%		81.42%		34.08%		45.09%		30.41%		66.29%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $37,394 and $22,747, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.23% and 2.87%, respectively. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $14,133. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.85%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $0, $0, and $0, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.64%, 3.13%, and 2.90%, respectively.

(C) Ratio is not annualized.

(D) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Small Cap Growth Fund

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002		For The Year Ended March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$13.67		$12.20		$8.94		$12.54		$12.93		$9.94

Income from Investment Operations:
Net investment income (loss)		$(.24)		$(.31)		$(.34)		$(.29)		$(.26)		$(.28)
Net realized and unrealized gain (loss) on investment transactions		1.86		1.78		3.60		(3.31)		..73		(4.82)
Total Income (Loss) From Investment Operations		$1.62		$1.47		$3.26		$(3.60)	$	..47		$(5.10)

Less Distributions:
Dividends from net investment income	$	..00	$	..00	$	..00	$	..00	$	..00	$	..00
Distributions from net realized gains		(3.10)		..00		..00		..00		(.86)		(1.91)
Total Distributions		$(3.10)	$	..00	$	..00	$	..00		$(.86)		$(1.91)

NET ASSET VALUE, END OF PERIOD		$12.19		$13.67		$12.20		$8.94		$12.54		$12.93

Total Return		11.65%(A)		12.05% (A)		36.47%(A)(D)		(28.71%)(A)		4.02%(A)		(26.77%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$15,034		$21,543		$23,485		$19,099		$31,528		$30,011
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.45%(B)(C)		3.13%(B)		2.64%(B)		2.58%(B)
Ratio of net investment income to average net assets		(1.76%)		(2.19%)		(3.89%)(C)		(2.67%)		(2.09%)		(1.85%)
Portfolio turnover rate		28.64%		58.45%		59.04%		27.74%		52.13%		45.13%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $15,012 and $53,156, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.74% and 2.89%, respectively. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $4,713. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.47%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group waived expenses of $46,274, $62,878, and $0 respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.33%, 2.84%, and 2.58%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Health Sciences Fund

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For the Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002		For the Period Since Inception (June 19, 2000) thru March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$9.40		$9.22		$7.29		$9.28		$8.71		$10.00

Income from Investment Operations:
Net investment income (loss)		$(.22)		$(.26)		$(.28)		$(.26)		$(.24)		$(.18)
Net realized and unrealized gain (loss) on investment transactions		1.59		..44		2.21		(1.73)		0.94		(1.07)
Total Income (Loss) From Investment Operations		$1.37	$	..18		$1.93		$(1.99)		$0.70		$(1.25)

Less Distributions:
Dividends from net investment income	$	..00	$	..00	$	..00	$	..00	$	..00	$	..00
Distributions from net realized gains		..00		..00		..00		..00		(.13)		(.04)
Total Distributions	$	..00	$	..00	$	..00	$	..00		$(.13)		$(.04)

NET ASSET VALUE, END OF PERIOD		$10.77		$9.40		$9.22		$7.29		$9.28		$8.71

Total Return		14.57%(A)		1.95%(A)		26.47%(A)(D)		(21.44%)(A)		7.94%(A)		(12.58%)(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$8,416		$13,126		$16,358		$14,343		$22,255		$20,712
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.59%(B)(C)		3.46%(B)		2.85%(B)		2.90%(B)(C)
Ratio of net investment income to average net assets		(1.76%)		(2.34%)		(4.26%)(C)		(3.17%)		(2.46%)		(2.30%)(C)
Portfolio turnover rate		30.10%		39.80%		20.40%		34.28%		68.38%		52.37%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $41,089 and $42,433, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.06% and 2.93%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $28,935. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.84%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $32,026, $47,186, and $6,355, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.66%, 3.05%, and 2.93%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Technology Fund

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002*		For The Year Ended March 31, 2001*
NET ASSET VALUE, BEGINNING OF PERIOD		$8.39		$7.34		$4.71		$8.00		$10.22		$44.75

Income from Investment Operations:
Net investment income (loss)		$(.16)		$(.20)		$(.23)		$(.21)		$(.22)		$(.56)
Net realized and unrealized gain (loss) on investment transactions		..78		1.25		2.86		(3.08)		(2.00)		(33.95)
Total Income (Loss) From Investment Operations	$	..62		$1.05		$2.63		$(3.29)		$(2.22)		$(34.51)

Less Distributions:
Dividends from net investment income	$	..00	$	..00	$	..00	$	..00	$	..00	$	..00
Distributions from net realized gains		..00		..00		..00		..00		..00		(.02)
Total Distributions	$	..00	$	..00	$	..00	$	..00	$	..00		$(.02)

NET ASSET VALUE, END OF PERIOD		$9.01		$8.39		$7.34		$4.71		$8.00		$10.22

Total Returns		7.39%(A)		14.31%(A)		55.84%(A)(D)		(41.13%)(A)		(21.72%)(A)		(77.19%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$8,733		$12,320		$13,456		$9,447		$16,763		$12,671
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.85%(B)(C)		4.12%(B)		3.26%(B)		2.84%(B)
Ratio of net investment income to average net assets		(1.54%)		(2.33%)		(4.64%)(C)		(3.93%)		(3.01%)		(2.48%)
Portfolio turnover rate		33.51%		49.29%		77.40%		116.42%		360.05%		199.34%

* Adjusted for a 1:5 reverse split on April 13, 2001.

(A) Excludes maximum sales charges of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $50,468 and $39,849, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.22% and 2.96%, respectively. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $44,352. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.34%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $54,037, $63,109, and $0, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.17%, 3.68%, and 2.84%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund

Selected per share data and ratios for the period indicated

		For Period December 1, 2005, Through December 30, 2005		For Year Ended November 30, 2005		For the Year Ended November 30, 2004 (A)		For the Year Ended November 30, 2003 (A)		For the Year Ended November 30, 2002 (A)	For the Year Ended November 30, 2001(A)
NET ASSET VALUE, BEGINNING OF PERIOD		$31.74		$29.11		$26.03		$22.43		$29.43	$49.29

Income from Investment Operations:
Net investment income (loss)	$	..01	$	..23	$	..41	$	..08		$(.07)	$(.10)(1)
Net realized and unrealized gain (loss) on investment transactions		..24		3.11		2.78		3.52		(6.93)	(19.72)
Total Income (Loss) From Investment Operations	$	..25		$3.34		$3.19		$3.60		$(7.00)	$(19.82)

Less Distributions:
Dividends from net investment income		$(.01)		$(.71)		$(.11)	$	..00	$	..00	$(.04)
Distributions from net realized gains		..00		..00		..00		..00		..00	..00
Total Distributions		$(.01)		$(.71)		$(.11)	$	..00	$	..00	$(.04)

NET ASSET VALUE, END OF PERIOD		$31.98		$31.74		$29.11		$26.03		$22.43	$29.43

Total Return		9.58%(B)(E)		11.60%(B)		12.28%		16.05%		(23.79%)	(40.25%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$52,148		$52,804		$67,259		$79,384		$94,643	$184,467
Ratio of net expenses (after expense assumption) to average net assets		1.50%(C)(E)		1.46%(C)		1.40%		1.40%		1.34%	1.19%
Ratio of net investment income to average net assets		0.41%(E)		0.66%		1.48%		0.36%		(0.27%)	(0.23%)
Portfolio turnover rate		9.66%		107.61%(D)		77.87%		169.37%		209.20%	115.45%

(A) The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund as of the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of Integrity Growth & Income Fund.

(B) Excludes maximum sales charge of 5.75%.

(C) During the periods since April 22, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $40,314 and $259,259. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.41% and 1.91%, respectively. During the periods prior to April 22, 2005, IPS Advisors, Inc. did not assume/waive any expenses.

(D) Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,238 in purchases and $2,123,907 in sales for the period.

(E) Ratio is annualized.

(1) Net investment income per share, calculated by prior accountants, is calculated using ending balances prior to consideration of adjustments for book and tax differences.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity All Season Fund

Class A Shares

Selected per share data and ratios for the period indicated

		For The Period From Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD		$10.00

Income from Investment Operations:
Net investment income (loss)	$	..03
Net realized and unrealized gain (loss) on investment transactions		..02
Total Income (Loss) From Investment Operations	$	..05

Less Distributions:
Dividends from net investment income		$(.03)
Distributions from net realized gains		..00
Total Distributions		$(.03)

NET ASSET VALUE, END OF PERIOD		$10.02

Total Return		1.19%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$10,775
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)(C)
Ratio of net investment income to average net assets		0.89%(C)
Portfolio turnover rate		145.78%

(A) Excludes maximum sales charge of 1.50%. The Integrity Funds have received an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%.

(B) During the period from August 8, 2005, through December 30, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $44,509. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.03%.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity All Season Fund

Class C Shares

Selected per share data and ratios for the period indicated

		For The Period From Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD		$10.00

Income from Investment Operations:
Net investment income (loss)	$	..03
Net realized and unrealized gain (loss) on investment transactions		..00
Total Income (Loss) From Investment Operations	$	..03

Less Distributions:
Dividends from net investment income		$(.03)
Distributions from net realized gains		..00
Total Distributions		$(.03)

NET ASSET VALUE, END OF PERIOD		$10.00

Total Return		0.68%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$376
Ratio of net expenses (after expense assumption) to average net assets		3.40%(B)(C)
Ratio of net investment income to average net assets		1.33%(C)
Portfolio turnover rate		145.78%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the period from August 8, 2005, through December 30, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $1,359. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.16%.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund

Class A Shares

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Period Since Inception (April 30, 2004) thru December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD		$10.33		$10.00

Income from Investment Operations:
Net investment income (loss)	$	..79	$	..57
Net realized and unrealized gain (loss) on investment transactions		(.05)		..38
Total Income (Loss) From Investment Operations	$	..74	$	..95

Less Distributions:
Dividends from net investment income		$(.79)		$(.57)
Distributions from net realized gains		(.21)		(.05)
Total Distributions		$(1.00)		$(.62)

NET ASSET VALUE, END OF PERIOD		$10.07		$10.33

Total Return		7.48%(A)		9.81%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$37,764		$11,112
Ratio of net expenses (after expense assumption) to average net assets		1.75%(B)		1.69%(B)(C)
Ratio of net investment income to average net assets		7.71%		7.20%(C)
Portfolio turnover rate		31.69%		29.81%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc., assumed/waived expenses of $71,122 and $32,195, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.05% and 3.00%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund

Class C Shares

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Period Since Inception (April 30, 2004) thru December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD		$10.36		$10.00

Income from Investment Operations:
Net investment income (loss)	$	..71	$	..46
Net realized and unrealized gain (loss) on investment transactions		(.06)		..41
Total Income (Loss) From Investment Operations	$	..65	$	..87

Less Distributions:
Dividends from net investment income		$(.71)		$(.46)
Distributions from net realized gains		(.21)		(.05)
Total Distributions		$(.92)		$(.51)

NET ASSET VALUE, END OF PERIOD		$10.09		$10.36

Total Return		6.59%(A)		8.93%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$24,357		$8,988
Ratio of net expenses (after expense assumption) to average net assets		2.50%(B)		2.48%(B)(C)
Ratio of net investment income to average net assets		6.96%		6.83%(C)
Portfolio turnover rate		31.69%		29.81%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $51,581 and $62,188, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.81% and 4.26%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

THE INTEGRITY FUNDS

Integrity Value Fund
Integrity Small Cap Growth Fund
Integrity Health Sciences Fund
Integrity Technology Fund
Integrity Growth & Income Fund
Integrity All Season Fund
Integrity High Income Fund

1 Main Street North ▪ Minot, ND 58703 ▪ (701) 852-5292
P.O. Box 759 ▪ Minot, ND 58702
(800) 276-1262 ▪ Marketing ▪ Fax (701) 838-4902
(800) 601-5593 ▪ Transfer Agent ▪ Fax (701) 852-2548

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

Independent Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004

To learn more about the Funds you may want to read the Funds' SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of any of these materials or other Fund information, or visit our Internet site at www.integrityfunds.com.

Prospective investors and shareholders who have questions about the Funds may write to:

Integrity Funds Distributor
1 Main Street North
Minot, ND 58703
or call (800) 276-1262

The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available for free on the EDGAR Database on the Securities and Exchange Commission's website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by e-mail: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to the Funds Investment Company Act File No. 811-07322 when seeking information about the Funds from the Securities and Exchange Commission.